PROMISSORY NOTE AND SECURITY AGREEMENT

April 27th,  2011

Principal Amount:  $25,000

Parties

Debtor or Payor

Tecton Corporation

15500 Roosevelt Blvd., Suite 301

Clearwater, FL  33760

Holder or Noteholder

Island Capital Management, LLC

15500 Roosevelt Blvd., Suite 301

Clearwater, FL  33760

Promise to Pay

FOR VALUE RECEIVED, TECTON CORPORATION, a Nevada Corporation having its principal office at 15500 Roosevelt Blvd., Suite 301, Clearwater, FL  33760 (“Debtor” or “Payor”), promises to pay to ISLAND CAPITAL MANAGEMENT, LLC (“Holder” or “Noteholder”) (1) the principal sum of Twenty-Five Thousand Dollars and no cents ($25,000.00) (the “Principal Sum”), on the on the earlier of (a) three-hundred sixty five (365) days from the Date of this Note, or (b) the effective date of a plan of reorganization filed and confirmed by Payors, (the “Maturity Date”); plus, (2) interest on the unpaid balance of the Principal Sum from the date hereof until paid, at the rate of six percent (6%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed, such interest to be payable at the time of any prepayment pursuant to Section 1 below and on the Maturity Date. This promissory note (this “Note”) shall mature, and the outstanding principal amount and all accrued and unpaid interest thereon shall be paid, on the Maturity Date, provided however, that this Note shall be released by the Noteholder in the event a plan of reorganization acceptable to the Noteholder in its sole discretion is confirmed under which all or a portion of the indebtedness under this Note may be converted into equity in the reorganized debtor under such plan. In the event the foregoing transactions are not consummated by such confirmed plan of reorganization, then the Note shall be repaid in full from cash on hand, prior to payment of any other claims in the pending Chapter 11 bankruptcy case of the Debtor.

The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, and to which the holder hereof, by the acceptance of this Note, agrees:

1.

Application of Payments. All payments made on account of this Note, including prepayments, shall be applied, first, to the payment of any costs of collection or enforcement then due hereunder, second, to the payment of accrued and unpaid interest then due hereunder and the remainder shall be applied to the payment of the Principal Sum. If any payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States of America, the due date thereof shall be extended to the next business day. All payments on account of this Note shall be paid in lawful money of the United States of America by check or wire transfer.  Borrower may prepay all or any part of the principal without penalty.

This Note may paid by the conversion of this Note into equity in the reorganized debtor under a plan of reorganization acceptable to the Noteholder in its sole discretion, as such terms may be amended or modified with the consent of the Noteholder.

2.

Representations and Warranties. The Debtor hereby represents and warrants to Noteholder as follows:

a.

Organization and Standing. Debtor is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. Debtor has all requisite power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.

b.

Authority. Debtor has all requisite legal and corporate power and authority to execute and deliver this Note and to carry out and perform its obligations under the terms of this Note.

c.

Authorization; Validity. All corporate action on the part of Debtor necessary for the issuance of the Note and the performance of Debtor’s obligations under this Note have been taken. This Note is a valid, binding and enforceable obligation of Debtor. The execution and delivery of this Note and the performance by Debtor of its terms do not violate, conflict with or result in a breach of (i) Debtor’s charter, certificate of incorporation or bylaws; (ii) any judgment, order or decree of any court or arbitrator to which Debtor is a party; or (iii) any contract, undertaking, indenture or other agreement or instrument by which Debtor is now bound or to which it is now a party. Debtor is not in violation or default of any provision of any contract, indenture or other agreement to which it is a party or by which it is bound, which violation or default would materially and adversely affect the business of Debtor taken as a whole.

d.

No Liens on Collateral. Except for the liens granted to the Noteholder previously, Payor has good and marketable title to the Collateral (as defined in Section 4(a) below), free and clear of any liens, security interests and encumbrances, and has the right and power to pledge, sell, assign and transfer absolute title thereto to Noteholder and no financing statement covering the Collateral has been filed with respect to any Collateral.

3.

Events of Default.  Upon default (as defined below), the Noteholder may at any time at its option, automatically and without notice to Debtors, declare this Note to be due and payable, whereupon the same shall forthwith mature and become due and payable together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived by Debtors.  The default rate of interest shall be 18% per annum from the date of any Event of Default. Each of the following are an “Event of Default”):

a.

if Debtor shall default in the payment of any part of the Principal Sum or any other amounts payable by Payor to the Noteholder under this Note after the same shall have become due and payable; or

b.

if Debtor shall default in the performance of or compliance with any material term contained herein other than the payment of the Principal Sum or other amounts hereunder and such default shall not have been remedied within five (5) business days after written notice thereof shall have been given to Debtor by the Noteholder; or

c.

if Debtor shall default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any indebtedness for borrowed money; or

d.

if Debtor shall not confirm a plan of reorganization that either provides for the payment on the Effective Date of such plan of all amounts due hereunder or is otherwise consented to by the Noteholder on or before one hundred twenty (120) days from the Date of this Note.

4.

Grant of Security Interest; Perfection; Remedies.

a.

Security Interest.  As security for the prompt and complete payment and performance in full of the Secured Obligations (as defined below), the Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Noteholder a security interest in and lien on, all of Payor’s right, title and interest in, to and under, all of the personal and real property and assets currently owned or owing to, or hereafter acquired or arising in favor of, of the Payor, wherever located, including, but not limited to, all cash, cash equivalents, accounts, deposit accounts, chattel paper, instruments, documents, securities, contract rights, receivables, equipment, goods, inventory, investment property, securities of subsidiaries, goodwill, general intangibles, intellectual property, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, Internet domain names, service marks, trade secrets, know-how, technology, software, hardware, commercial tort claims, warranties and guarantees, as any of the foregoing terms may be defined in the UCC (as defined below), and including any products, proceeds (including insurance proceeds) or income derived therefrom, whether by disposition or otherwise (all of the above, collectively, the “Collateral”). It is the intent of the parties that the term “Collateral” be given the broadest possible interpretation as to Payor. For purposes of this Note, “Secured Obligations” shall mean the indebtedness, together with all interest, fees and other charges, arising under this Note, and including, without limitation, all costs incurred by Noteholder in enforcing any of its rights or exercising any of its remedies under this Note (including but not limited to attorneys’ fees and expenses). For purposes of this Note, “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of Florida or, when the context implies or when necessary for the granting of a security interest in any other jurisdiction, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

b.

Bankruptcy Conditions and Covenants. Noteholder shall be granted a fully executed, perfected and unavoidable senior secured first priority lien and super priority administrative claim, each in the amount of the Principal Sum upon all of the Collateral, pursuant to Sections 364(c)(1) and (d) of the Bankruptcy Code. The super-priority liens and claims granted Noteholder shall be subject to the fees payable to the Office of the U.S. Trustee under 28 U.S.C. Section 1930 and 31 U.S.C. Section 3717. It shall be a condition of this Note and any advance hereunder that the Debtor obtain an order approving the Note with such order prohibiting any right of the Debtor or its estate from imposing, surcharging, or assessing the Noteholder, its liens, claims or collateral from any costs, fees and expenses of preserving or disposing of any property pursuant to Section 506(c) of the Bankruptcy Code or otherwise, which rights have been and shall be deemed waived without further action.

c.

Perfection.  Debtor agrees that the security interest in the Collateral granted to Noteholder hereunder (a) constitutes and shall continue to constitute a legal, valid and, without the need for filing of UCC financing statements in the appropriate filing offices, fully perfected, security interest in the Collateral and (b) is and shall remain prior and superior to all liens, encumbrances, rights or claims of all other persons or entities.

d.

Remedies.  If an Event of Default shall occur, then and in every such case, Noteholder shall have all the rights of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and shall have all the rights set forth in this Security Agreement or any other agreement between the parties hereto. Payor agrees that Noteholder, by itself or its agent, may, without notice to any person and without judicial process of any kind, enter onto any premises or land owned, leased or otherwise under the real or apparent control of Payor or any agent of Payor where Collateral may be or where Noteholder believes Collateral may be, and repossess all or any item of the Collateral, removing, disconnecting or separating all Collateral from any other property. Payor expressly waives all further rights to possession of the Collateral after an Event of Default and all claims for injuries suffered as a result of or loss caused by such entering and/or repossession and/or such removal, disconnecting or separation. Payors shall, upon demand by Noteholder, assemble the Collateral and deliver it to Noteholder, at Payors’s expense, at such place or places to be designated by Noteholder.

e.

Plan of Reorganization.  Payor shall be entitled to submit a plan of reorganization to the Bankruptcy Court that provides for up to 90% of the equity in the reorganized Debtor to be retained by Noteholder and for at least 10% of the equity in the reorganized debtor to be distributed to the Payor’s pre-petition creditors and equity interest holders, on a pro rata basis.

5.

Miscellaneous.

a.

Governing Law.  This Note shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to any principles of conflicts of law thereunder.

b.

Jurisdiction.  The parties hereby irrevocably submit to the exclusive jurisdiction of the United States Bankruptcy Court for the District of Nevada for matters relating to this note.

c.

Modifications.  Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Payors and Noteholder.

d.

Assignability.  This Note and all rights hereunder are transferable in whole or in part by the Noteholder to any person or entity. Payor may not assign its obligations hereunder without the prior written consent of the Noteholder. Subject to the foregoing, all of the terms and provisions of this Note shall be binding upon and inure to the benefit of, and be enforceable by, the holder of this Note and Payor and their respective heirs, legal representatives, successors and permitted assigns.

e.

Entire Agreement.  This Agreement (together with any exhibits) constitute the entire agreement among the parties with respect to the subject matter hereof, superseding all prior or contemporaneous discussions, understandings or agreements, whether written or verbal. This Agreement may not be changed, modified, explained or supplemented by any extrinsic evidence, including but not limited to, usage of trade, course of dealing and course of performance.

f.

Severability.  In case any provision contained herein (or part thereof) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or the remaining part of the affected provision) hereof, but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent that such provision is invalid, illegal, or unenforceable.

g.

Default.  In case of a default in the payment of the Principal Sum or any interest on, or the breach of, this Note, Payor will pay to the holder thereof such further amount as shall be sufficient to cover the costs and expenses of collection, including (without limitation) reasonable attorneys’ fees, expenses and disbursements.  No course of dealing and no delay on the part of the holder of this Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers and remedies. No right, power or remedy conferred hereby upon any holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

h.

Waivers.  Payor hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

i.

Usury.  This Note is subject to the express condition that at no time shall Payor be obligated or required to pay interest hereunder at a rate which could subject the holder hereof to either civil or criminal liability as a result of being in excess of the maximum rate which Payor is permitted by law to contract or agree to pay. If, by the terms of this Note, Payor is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest hereunder shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the Principal Sum of this Note.

j.

Notices.  All notices, demands and other communications which are required or which may be given under the provisions of this Note shall be in writing and shall be deemed effectively given when delivered personally or one (1) business day after being sent by nationally recognized overnight courier or three (3) business days after being sent by certified mail, postage prepaid, return receipt requested or when sent by receipted facsimile transmission (provided a copy of any such facsimile notice is sent simultaneously by any other means permitted herein) to the following:

i.

Noteholder :

Island Capital Management, LLC

15500 Roosevelt Blvd., Suite 301

Clearwater, FL  33760

Facsimile number (727) 289-0069

ii.

Payor

Tecton Corporation

15500 Roosevelt Blvd., Suite 301

Clearwater, FL  33760

Facsimile number (727) 502-0858

iii.

or to such other address or telecopy number as the Noteholder or Payor may hereinafter designate in writing as its address or facsimile number for this purpose, in the manner herein provided for giving notice.

IN WITNESS WHEREOF, Payor has caused this Note to be signed in its name as of the date first above written above.

Debtor or Payor

Tecton Corporation

15500 Roosevelt Blvd., Suite 301

Clearwater, FL  33760

By:	/s/Micah Eldred
Micah Eldred